SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 August 31, 2000
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                Date of Report (Date of earliest event reported)

                             Macrovision Corporation
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             (Exact name of Registrant as specified in its charter)

        Delaware                   000-22023                 77-0156161
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 (State of incorporation)   (Commission file number)      (I.R.S. Employer
                                                         Identification No.)

                               1341 Orleans Drive
                           Sunnyvale, California 94089
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          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
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              (Registrant's telephone number, including area code)

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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

      On August 31, 2000, Macrovision Corporation ("Macrovision"), completed the acquisition of GLOBEtrotter Software, Inc. ("GLOBEtrotter") through the merger of a new subsidiary of Macrovision, GSI Acquisition Corp., into GLOBEtrotter, with GLOBEtrotter surviving as a wholly-owned subsidiary corporation of Macrovision. In accordance with the Agreement and Plan of Merger dated June 19, 2000, the shareholders of GLOBEtrotter received 1.104407 shares of Macrovision common stock for each share of GLOBEtrotter common stock. The value of the transaction, based on the trading price of Macrovision's Common Stock on the date of merger, was approximately $954,000,000.

      Macrovision acquired all of the outstanding shares of GLOBEtrotter for 8,944,548 shares of Macrovision stock and assumed all vested and unvested GLOBEtrotter stock options in exchange for options to purchase 821,852 shares of Macrovision common stock. The Acquisition is being accounted for as a pooling of interest.

      GLOBEtrotter was founded in 1982 and is engaged in the business of supplying business-to-business electronic licensing and license management technology to software vendors and corporate customers worldwide. GLOBEtrotter's products span the areas of electronic software distribution, electronic licensing, license management, software asset management and distribution of electronic licenses through distribution channels.

      On September 1, 2000, Macrovision announced the completion of the merger. The press release issued by Macrovision is attached as Exhibit 99.1.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of GLOBEtrotter Software, Inc.

The following financial statements are filed as part of this report:

            Audited financial statements of GLOBEtrotter Software, Inc. as of and for the years ended December 31, 1999 and 1998.

            Unaudited interim financial statements of GLOBEtrotter Software, Inc. as of and for the six month periods ended June 30, 2000 and 1999.

      (b)   Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as part of this report:

            Pro Forma Condensed Combined Balance Sheet as of June 30, 2000

            Pro Forma Condensed Combined Statements of Operations for the six month period ended June 30, 2000 and for the years ended December 31, 1999, 1998 and 1997.


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            Notes to Pro Forma Condensed Combined Financial Statements

      (c)   Exhibits

      The following exhibits are filed herewith:

      2.1* Agreement and Plan of Merger with GLOBEtrotter Software, Inc, GSI Acquisition Corp., Matthew Christiano and Sallie J. Calhoun dated June 19, 2000.

      23.1  Consent of KPMG, LLP

      99.1  Press Release dated September 1, 2000.

      99.2 Audited financial statements of GLOBEtrotter Software, Inc. as of and for the years ended December 31, 1999 and 1998.

      99.3 Unaudited interim financial statements of GLOBEtrotter Software, Inc. as of and for the six month periods ended June 30, 2000 and 1999.

      99.4 Unaudited Pro Forma Condensed Combined Balance Sheets as of June 30, 2000 and unaudited Pro Forma Condensed Combined Statements of Operations for the six month period ended June 30, 2000 and for the years ended December 31, 1999, 1998 and 1997.

* Previously filed with the Commission on July 28, 2000 as an Exhibit to the Definitive Proxy Statement filed pursuant to Schedule 14A.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MACROVISION CORPORATION


                                  By: /s/ Ian R. Hailfax
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Date: September 15, 2000              Ian R. Halifax
                                      Vice President, Finance and Administration
                                       and Chief Financial Officer and Secretary


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